Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

CERTIFICATION OF CHIEF FINANCIAL OFFICER

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Tito L. Lima, Senior Executive Vice President, Chief Financial Officer, and Treasurer of CNB Financial Corporation (the “Corporation”), hereby certify, to my knowledge, that the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2024, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended, and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

/s/ Tito L. Lima
Tito L. Lima
Dated: March 6, 2025	Senior Executive Vice President, Chief Financial Officer, and Treasurer